EXHIBIT 99.1
    NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS ANNOUNCES
SHAREHOLDER VALUE CREATION PLAN

DALLAS, May 6, 2024 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”), reflecting its commitment to creating long-term value for shareholders, today announced notable capital market activities and strategic updates, including:
–The sale of Hilton Torrey Pines for $165 million, while evaluating the sale of two other hotels,
–The repayment of its remaining 2024 debt maturities,
–A $50 million preferred share redemption program, and
–A $50 million common share buyback authorization
The Company announced today that it has signed a definitive agreement to sell the 394-room Hilton La Jolla Torrey Pines located in La Jolla, California for $165 million. Including anticipated capital expenditures of $40 million, the sale price represents a 7.2% capitalization rate on net operating income for the trailing twelve months ended March 31, 2024. The transaction is expected to be completed by August 2024, but closing is subject to several customary conditions, including approval from the City of San Diego, the ground lessor. The Company provides no assurances that the sale will be completed on these terms or at all. Additionally, the Company is evaluating the sale of two more hotels, subject to market conditions, to be completed in 2024 and 2025, respectively.
The Company also announced today that, by utilizing cash on hand, it has fully repaid the outstanding $30 million loan associated with the 143-room Cameo Beverly Hills hotel located in Los Angeles, California. Over the past several months, the Company has diligently worked through its refinancing program and, subject to the pending sale of Hilton La Jolla Torrey Pines, Braemar has refinanced or paid off all of its 2024 debt maturities.
Additionally, the Company announced plans to redeem $50 million of its non-traded preferred and/or public preferred stock this year, utilizing proceeds from the sale of the Hilton Torrey Pines. Any redeemed preferred stock will no longer be outstanding, and dividends will no longer accrue on such securities. The redemption announced today reflects the Company’s ongoing efforts to enhance the efficiency of its funding and capital structure.
The Company also announced today that its Board of Directors has authorized a new stock repurchase program of up to $50 million. The Company intends to begin share repurchases as soon as practicable and may repurchase shares through open market transactions, privately negotiated transactions or other means. The timing and amount of any transactions will be subject to the discretion of the Company based upon market conditions, and the program may be suspended or terminated at any time by the Company at its discretion without prior notice.
“Today’s announcements reflect our commitment to reduce the Company’s dividend and interest expense, enhance our capital structure and financial flexibility, as well as create value for our shareholders,” said Richard J. Stockton, Braemar’s President and Chief Executive Officer. “The planned sale of the Hilton La Jolla Torrey Pines at an attractive cap rate, demonstrates the high-quality nature of the Braemar portfolio. We continue to be excited about the future prospects for Braemar.”
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Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.

Braemar Hotels & Resorts Inc.
Hilton Torrey Pines
Reconciliation of Hotel Net Income to Hotel EBITDA and Hotel Net Operating Income
(Unaudited, in millions)

12 Months Ending
March 31, 2024
Net income (loss)	$0.3
Interest expense	11.5
Amortization of loan cost	0.5
Depreciation and amortization	4.2
Non-hotel EBITDA ownership expense	0.5
Income tax expense	0.2
Hotel EBITDA	$17.2
Capital reserve	(2.5)
Hotel Net Operating Income	$14.7
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All information in this table is based upon unaudited operating financial data for the twelve month period ended March 31, 2024. This data has not been audited or reviewed by the Company’s independent registered public accounting firm. The financial information presented could change.
EBITDA is defined as net income (loss), computed in accordance with generally accepted accounting principles (“GAAP”), before interest, taxes, depreciation and amortization. Hotel EBITDA multiple is defined as the purchase price divided by the trailing 12 month EBITDA. A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price. Net operating income is the property’s hotel EBITDA minus a capital expense reserve of 5% of gross revenues.
Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to complete the shareholder value creation plan on a timely basis, if at all; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.
Additional Information and Where to Find it
The Company has filed a revised Preliminary Proxy Statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) on April 25, 2024 (the “Preliminary Proxy Statement”) and intends to file a definitive proxy statement and other relevant materials with respect to the Company’s solicitation of proxies for the annual meeting of stockholders expected to be held on July 30, 2024 (the “Annual Meeting”). INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. The Preliminary Proxy Statement (and the definitive proxy statement and other relevant materials when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at the Company’s website, http://www.bhrreit.com, under the “Investor” link, or by requesting them in writing or by telephone from us at 14185 Dallas Parkway, Suite 1200, Dallas, Texas 75254, Attn: Investor Relations or (972) 490-9600.
Participants
The Company and its directors and executive officers will be participants in the solicitation of proxies with respect to a solicitation by the Company. Information about those executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the Preliminary Proxy Statement. Investors and security holders may obtain additional information regarding direct and indirect interests of the Company and its executive officers and directors in the matters to be voted upon at the Annual Meeting by reading the Preliminary Proxy Statement. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

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